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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 30, 2002


                              FTI Consulting, Inc.
               (Exact Name of Registrant as Specified in Charter)




            Maryland                   001-14875                52-1261113
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)




     900 Bestgate Road, Suite 100, Annapolis, Maryland            21401
         (Address of Principal Executive Offices)              (ZIP Code)




        Registrant's telephone number, including area code (410) 224-8770

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Item 2.   Acquisition or Disposition of Assets.

     On July 24, 2002, FTI Consulting, Inc. ("FTI") entered into an Agreement for the Purchase and Sale of Assets (the "Purchase Agreement") by and between FTI and PricewaterhouseCoopers LLP ("PwC"), pursuant to which FTI agreed to acquire certain assets and assume certain liabilities of PwC's U.S. Business Recovery Services Division. The U.S. Business Recovery Services Division is one of the leading providers of bankruptcy, turnaround and financial restructuring services to businesses in the United States. On August 30, 2002, FTI completed the acquisition of the U.S. Business Recovery Services Division. The purchase price plus other acquisition costs included approximately $143.0 million of cash and 3.0 million shares of FTI common stock. FTI financed the cash portion of the purchase price from its existing cash and a new credit facility that it entered into with Bank of America, N.A. on August 30, 2002. At September 3, 2002, FTI's aggregate outstanding indebtedness under the credit facility consisted of a term loan of $74.0 million and $45.0 million drawn under a $100.0 million revolving credit line, and its current term loan of $26.0 million remained outstanding.

     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, incorporated herein by reference, and the credit facility, attached as an exhibit hereto. A press release issued by FTI on September 3, 2002 announcing the acquisition and the credit facility is attached as an exhibit hereto.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Financial Statements of Acquired Business. The required financial statements will be filed as soon as practicable, but not later than 60 days after the filing date of this Form 8-K report.

                  (b) Pro Forma Financial Information. It is impracticable to provide the required pro forma financial information at this time. The required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the filing date of this Form 8-K report.

                  (c)   Exhibits.

                      2.1* Agreement for the Purchase and Sale of Assets dated as of July 24, 2002, by and between PricewaterhouseCoopers LLP and FTI Consulting, Inc.

                      4.1 Registration Rights Agreement dated as of August 30, 2002, by and between FTI Consulting, Inc., PricewaterhouseCoopers LLP and the other signatories thereto.

                      10.1 Credit Agreement dated as of August 30, 2002, by and among FTI Consulting, Inc. and its subsidiaries named therein, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders and the arranger and book manager named therein.

                      10.2 Pledge Agreement dated as of August 30, 2002, by and among the pledgors named therein and Bank of America, N.A., as Administrative Agent.

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                      10.3  Security Agreement dated as of August 30, 2002, by
                            and among the grantors named therein and Bank of America, N.A., as Administrative Agent.

                      10.4 Transition Services Agreement dated as of August 30, 2002, by and between PricewaterhouseCoopers LLP and FTI Consulting, Inc.

                      99.1 Press Release dated September 3, 2002, of FTI Consulting, Inc.


* Filed as an exhibit to FTI's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 26, 2002, and incorporated herein by reference.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FTI CONSULTING, INC.



                                               By:  /s/ Theodore I. Pincus
                                                   ---------------------------
                                                    Theodore I. Pincus
                                                    Executive Vice President and
                                                    Chief Financial Officer

Date:  September 13, 2002

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                                  EXHIBIT INDEX

 Exhibit                           Description

4.1 Registration Rights Agreement dated as of August 30, 2002, by and between FTI Consulting, Inc., PricewaterhouseCoopers LLP and the other signatories thereto.

10.1 Credit Agreement dated as of August 30, 2002, by and among FTI Consulting, Inc. and its subsidiaries named therein, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders and the arranger and book manager named therein. FTI will furnish to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

10.2 Pledge Agreement dated as of August 30, 2002, by and among the pledgors named therein and Bank of America, N.A., as Administrative Agent.

10.3 Security Agreement dated as of August 30, 2002, by and among the grantors named therein and Bank of America, N.A., as Administrative Agent.

10.4 Transition Services Agreement dated as of August 30, 2002 by and between PricewaterhouseCoopers LLP and FTI Consulting, Inc.

99.1        Press Release dated September 3, 2002, of FTI Consulting, Inc.

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